                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 10, 2004
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                000-29182             11-3292094
            -----------            -----------            ----------
          (State or other          (Commission          (IRS Employer
           jurisdiction of         File Number)         Identification No.)
           incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A
              -----------------------------------------------------

          (Former name or former address, if changed since last report)


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Item 5.    Other Events and Regulation FD Disclosure

On June 10, 2004, the Company issued a press release announcing that it has received a proposal letter contemplating a transaction pursuant to which an entity to be formed by Bruce Bendell, the Company's Chairman, President, Chief Executive Officer and Acting Chief Financial Officer, would be merged into the Company for cash consideration of approximately $0.70 per share. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A copy of the proposal letter is attached hereto as Exhibit 99.2

Item 7.   Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.   Description
      -----------   -----------

      99.1          Press Release of The Major Automotive Companies, Inc.
                    dated June 10, 2004.
      99.2          Proposal Letter dated June 9, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2004

                                THE MAJOR AUTOMOTIVE COMPANIES, INC.



                          By:      /s/ Bruce Bendell
                                   -----------------------------
                                   Name:   Bruce Bendell
                                   Title:  President, Chief Executive Officer
                                           and Acting Chief Financial Officer